TRUST FOR CREDIT UNIONS

ULTRA-SHORT DURATION PORTFOLIO
SHORT DURATION PORTFOLIO
(together, the “Portfolios”)

TCU SHARES
INVESTOR SHARES

Supplement dated September 29, 2020 to the

Prospectuses and Statements of Additional Information dated December 31, 2019

At a special meeting held on September 29, 2020, the Board of Trustees (the “Board”) of Trust for Credit Unions (“TCU” or the “Trust”) voted, subject to shareholder approval, to amend the advisory fee rate charged by ALM First Financial Advisors, LLC (“ALM First” or the “Adviser”) effective January 31, 2021 (the “Effective Date”).  The advisory fee rate will be included in an Amended and Restated Investment Advisory Agreement (the “Amended and Restated Agreement”) between the Trust and ALM First that is otherwise substantially identical to the current investment advisory agreement (the “Current Agreement”) that was initially approved by the Portfolios’ shareholders in May 2017.  The current and proposed investment advisory fees for the Portfolios are as follows:

	Current Agreement, Based on Aggregate Net Assets of Ultra-Short Duration Portfolio and Short Duration Portfolio*	Proposed Amended and Restated Agreement – Short Duration Portfolio*	Proposed Amended and Restated Agreement – Ultra-Short Duration Portfolio*
First $250 million	0.12%	0.14%	0.14%
$250 million to $500 million	0.10%	0.12%	0.12%
$500 million to $1 billion	0.07%	0.08%	0.08%
Over $1 billion		0.06%	0.06%

As of the Effective Date, if the Amended and Restated Agreement with ALM First has not been approved by shareholders of both Portfolios, ALM First will continue to provide investment advisory services to the Portfolios pursuant to the Current Agreement.

Shareholders of the Portfolios will also be asked to approve Erin Mendez, a current Trustee of the Trust, to serve on the Board of Trustees.  Ms. Mendez was appointed to the Board in September 2019.  Shareholders are being asked to approve Ms. Mendez to provide the Board with additional flexibility to make future appointments without incurring the expense of additional shareholder meetings.

A special meeting of shareholders of the Portfolios will be held at which shareholders will be asked to consider and approve the Amended and Restated Agreement and to approve the appointment of Ms. Mendez to the Board.  Shareholders of record of each Portfolio as of the record date will be entitled to vote and should expect to receive a proxy statement providing more information about the proposals.

Please retain this supplement with your Prospectus.

* The investment advisory fee under the Current Agreement is calculated based on the combined net assets of the Ultra-Short Duration Portfolio and Short Duration Portfolio.  The investment advisory fee under the proposed Amended and Restated Agreement will be calculated separately for each Portfolio based on its net assets.